                                  EXHIBIT 99.1

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-3


                           CLASS AV-1A AND CLASS AV-1B
                                   PRELIMINARY


                                 $[121,930,000]
                        (Approximate, Subject to Change)

                                POPULAR ABS, INC.
                                    Depositor


                                EQUITY ONE, INC.

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                  [LOGO OF FBR]

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-3

                Principal        WAL (Years)         Payment Window        Expected Rating       Interest           Principal
Class(1,4)     Balance ($)      Call/Mat (5)       (Mths) Call/Mat(5)       (S&P/Moody's)          Type                Type
----------     -----------      ------------       -------------------     ---------------      -----------     -----------------
AF-1           157,240,000       1.00 / 1.00         1 - 24 / 1 - 24           AAA/Aaa          Floating(2)     Senior Sequential
AF-2            24,290,000       2.20 / 2.20        24 - 29 / 24 - 29          AAA/Aaa           Fixed(3)       Senior Sequential
AF-3            51,560,000       3.00 / 3.00        29 - 49 / 29 - 49          AAA/Aaa           Fixed(3)       Senior Sequential
AF-4            26,090,000       5.00 / 5.00        49 - 77 / 49 - 77          AAA/Aaa           Fixed(3)       Senior Sequential
AF-5             7,360,000       7.44 / 7.44        77 - 98 / 77 - 98          AAA/Aaa           Fixed(3)       Senior Sequential
AF-6            29,620,000       5.88 / 5.88        40 - 96 / 40 - 96          AAA/Aaa           Fixed(3)          Senior NAS
AV-1A           97,540,000       3.29 / 3.84          1-106 / 1-235            AAA/Aaa          Floating(2)          Senior
AV-1B           24,390,000       3.29 / 3.84          1-106 / 1-235            AAA/Aaa          Floating(2)        Senior Mezz
AV-2           100,000,000       3.29 / 3.84        1 - 106 / 1 - 235          AAA/Aaa          Floating(2)          Senior
M-1             45,620,000       5.79 / 6.42       38 - 106 / 38 - 201         AA/Aa2            Fixed(3)          Subordinate
M-2             35,520,000       5.77 / 6.36       38 - 106 / 38 - 185          A/A2             Fixed(3)          Subordinate
M-3             10,430,000       5.77 / 6.30       37 - 106 / 37 - 166          A-/A3            Fixed(3)          Subordinate
M-4              9,120,000       5.77 / 6.26       37 - 106 / 37 - 158        BBB+/Baa1          Fixed(3)          Subordinate
M-5              7,820,000       5.77 / 6.20       37 - 106 / 37 - 150        BBB/Baa2           Fixed(3)          Subordinate
M-6              7,170,000       5.77 / 6.13       37 - 106 / 37 - 141        BBB-/Baa3          Fixed(3)          Subordinate
B-1              4,890,000               Not Publicly Offered                  BB+/NR            Floating          Subordinate
B-2              6,520,000               Not Publicly Offered                   BB/NR            Floating          Subordinate
B-3              6,503,000               Not Publicly Offered                  BB-/NR            Floating          Subordinate
TOTAL:

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II -A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will be multiplied by 2 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.

Cut-off Date:             June 1, 2005.

Expected Pricing Date:    On or about June [8], 2005.

Expected Closing Date:    On or about June 21, 2005.

Pricing Prepayment        The Offered Certificates will be priced based on the following collateral prepayment assumptions:
Speed:                    FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                          ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

Class AV-1A Yield       On the Closing Date, the Trustee will enter into a yield
Maintenance             maintenance agreement with a counterparty (the
Agreement:              "COUNTERPARTY") for the benefit of the Class AV-1A
                        Certificates (the "AV-1A YIELD MAINTENANCE AGREEMENT").
                        The notional balance and strike rate of the AV-1A Yield
                        Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008].
                        Any payments received from the AV-1A Yield Maintenance
                        Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                            Class AV-1A Yield Maintenance Agreement Schedule
                        --------------------------------------------------------
                        Period    Notional ($)   Cap Strike (%)  Cap Ceiling (%)
                        ------   -------------   --------------  ---------------
                           1     97,540,000.00       5.503%          10.500%
                           2     94,742,771.10       6.036%          10.500%
                           3     92,026,579.33       6.036%          10.500%
                           4     89,388,708.52       6.237%          10.500%
                           5     86,826,556.82       6.036%          10.500%
                           6     84,337,663.09       6.237%          10.500%
                           7     81,918,888.54       6.036%          10.500%
                           8     79,565,630.74       6.036%          10.500%
                           9     77,275,979.62       6.683%          10.500%
                          10     75,048,179.47       6.036%          10.500%
                          11     72,880,527.94       6.237%          10.500%
                          12     70,771,369.40       6.036%          10.500%
                          13     68,719,093.65       6.237%          10.500%
                          14     66,722,134.69       6.036%          10.500%
                          15     64,778,969.49       6.036%          10.500%
                          16     62,888,116.86       6.237%          10.500%
                          17     61,048,136.25       6.036%          10.500%
                          18     59,257,626.69       6.237%          10.500%
                          19     57,515,225.66       6.036%          10.500%
                          20     55,819,608.08       6.043%          10.500%
                          21     54,169,556.55       8.052%          10.500%
                          22     52,573,392.03       7.945%          10.500%
                          23     51,024,617.59       8.210%          10.500%
                          24     49,516,886.60       7.945%          10.500%
                          25     48,049,075.32       8.211%          10.500%
                          26     46,620,490.19       7.949%          10.500%
                          27     45,231,191.68       8.378%          10.500%
                          28     43,882,054.61       8.892%          10.500%
                          29     42,570,942.82       8.606%          10.500%
                          30     41,295,809.96       8.894%          10.500%
                          31     40,055,616.02       8.607%          10.500%
                          32     38,849,395.79       8.637%          10.500%
                          33                 -       0.000%          10.500%
                          34     36,546,940.74      10.097%          10.500%
                          35     35,489,261.06      10.434%          10.500%
                          36     34,460,512.30      10.098%          10.500%
                          37     33,459,906.29      10.435%          10.500%
                          38     33,459,906.29      10.110%          10.500%

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

Class AV-1B Yield       On the Closing Date, the Trustee will enter into a yield
Maintenance             maintenance agreement with a counterparty (the
Agreement:              "COUNTERPARTY") for the benefit of the Class AV-1B
                        Certificates (the "AV-1B YIELD MAINTENANCE AGREEMENT").
                        The notional balance and strike rate of the AV-1B Yield
                        Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike. The AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in [August 2008].
                        Any payments received from the AV-1B Yield Maintenance
                        Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

                            Class AV-1B Yield Maintenance Agreement Schedule
                        --------------------------------------------------------
                        Period    Notional ($)   Cap Strike (%)  Cap Ceiling (%)
                        ------   -------------   --------------  ---------------
                           1     24,390,000.00       5.503%          10.500%
                           2     23,690,549.39       6.036%          10.500%
                           3     23,011,362.21       6.036%          10.500%
                           4     22,351,759.29       6.237%          10.500%
                           5     21,711,090.02       6.036%          10.500%
                           6     21,088,739.01       6.237%          10.500%
                           7     20,483,921.38       6.036%          10.500%
                           8     19,895,486.30       6.036%          10.500%
                           9     19,322,956.15       6.683%          10.500%
                          10     18,765,891.91       6.036%          10.500%
                          11     18,223,867.92       6.237%          10.500%
                          12     17,696,470.16       6.036%          10.500%
                          13     17,183,296.02       6.237%          10.500%
                          14     16,683,953.92       6.036%          10.500%
                          15     16,198,063.01       6.036%          10.500%
                          16     15,725,252.92       6.237%          10.500%
                          17     15,265,163.45       6.036%          10.500%
                          18     14,817,444.28       6.237%          10.500%
                          19     14,381,754.70       6.036%          10.500%
                          20     13,957,763.39       6.043%          10.500%
                          21     13,545,165.92       8.052%          10.500%
                          22     13,146,042.97       7.945%          10.500%
                          23     12,758,769.97       8.210%          10.500%
                          24     12,381,759.94       7.945%          10.500%
                          25     12,014,731.87       8.211%          10.500%
                          26     11,657,512.36       7.949%          10.500%
                          27     11,310,116.52       8.378%          10.500%
                          28     10,972,763.09       8.892%          10.500%
                          29     10,644,917.93       8.606%          10.500%
                          30     10,326,069.36       8.894%          10.500%
                          31     10,015,957.30       8.607%          10.500%
                          32      9,714,340.41       8.637%          10.500%
                          33                 -       0.000%          10.500%
                          34      9,138,608.62      10.097%          10.500%
                          35      8,874,134.48      10.434%          10.500%
                          36      8,616,894.56      10.098%          10.500%
                          37      8,366,691.76      10.435%          10.500%
                          38      8,366,691.76      10.110%          10.500%

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

                                         Class AV-1A Net WAC Cap
---------------------------------------------------------------------------------------------------------------
                         Class AV-1A                         Class AV-1A                           Class AV-1A
          Class AV-1A   Effective Net          Class AV-1A  Effective Net            Class AV-1A  Effective Net
            Net WAC          WAC                  Net WAC       WAC                    Net WAC         WAC
Period     Cap(1)(3)    Cap(1)(2)(3)   Period    Cap(1)(3)  Cap(1)(2)(3)    Period    Cap(1)(3)    Cap(1)(2)(3)
------    -----------   -------------  ------  -----------  -------------   ------   -----------  -------------
   1         5.503%        10.500%       37       10.435%      10.500%        73       12.570%       12.570%
   2         6.036%        10.500%       38       10.110%      10.500%        74       12.164%       12.164%
   3         6.036%        10.500%       39       10.809%      10.809%        75       12.164%       12.164%
   4         6.237%        10.500%       40       11.405%      11.405%        76       12.572%       12.572%
   5         6.036%        10.500%       41       11.037%      11.037%        77       12.175%       12.175%
   6         6.237%        10.500%       42       11.405%      11.405%        78       12.588%       12.588%
   7         6.036%        10.500%       43       11.038%      11.038%        79       12.182%       12.182%
   8         6.036%        10.500%       44       11.050%      11.050%        80       12.182%       12.182%
   9         6.683%        10.500%       45       12.675%      12.675%        81       13.023%       13.023%
  10         6.036%        10.500%       46       11.566%      11.566%        82       12.182%       12.182%
  11         6.237%        10.500%       47       11.952%      11.952%        83       12.588%       12.588%
  12         6.036%        10.500%       48       11.567%      11.567%        84       12.182%       12.182%
  13         6.237%        10.500%       49       11.952%      11.952%        85       12.589%       12.589%
  14         6.036%        10.500%       50       11.576%      11.576%        86       12.182%       12.182%
  15         6.036%        10.500%       51       11.846%      11.846%        87       12.182%       12.182%
  16         6.237%        10.500%       52       12.241%      12.241%        88       12.589%       12.589%
  17         6.036%        10.500%       53       11.846%      11.846%        89       12.183%       12.183%
  18         6.237%        10.500%       54       12.241%      12.241%        90       12.589%       12.589%
  19         6.036%        10.500%       55       11.850%      11.850%        91       12.183%       12.183%
  20         6.043%        10.500%       56       11.852%      11.852%        92       12.183%       12.183%
  21         8.052%        10.500%       57       13.139%      13.139%        93       13.488%       13.488%
  22         7.945%        10.500%       58       11.938%      11.938%        94       12.183%       12.183%
  23         8.210%        10.500%       59       12.394%      12.394%        95       12.589%       12.589%
  24         7.945%        10.500%       60       12.023%      12.023%        96       12.183%       12.183%
  25         8.211%        10.500%       61       12.425%      12.425%        97       12.589%       12.589%
  26         7.949%        10.500%       62       12.024%      12.024%        98       12.183%       12.183%
  27         8.378%        10.500%       63       12.024%      12.024%        99       12.183%       12.183%
  28         8.892%        10.500%       64       12.460%      12.460%       100       12.589%       12.589%
  29         8.606%        10.500%       65       12.082%      12.082%       101       12.183%       12.183%
  30         8.894%        10.500%       66       12.496%      12.496%       102       12.589%       12.589%
  31         8.607%        10.500%       67       12.094%      12.094%       103       12.183%       12.183%
  32         8.637%        10.500%       68       12.094%      12.094%       104       12.183%       12.183%
  33        10.550%        10.550%       69       13.390%      13.390%       105       13.488%       13.488%
  34        10.097%        10.500%       70       12.128%      12.128%       106       12.183%       12.183%
  35        10.434%        10.500%       71       12.557%      12.557%
  36        10.098%        10.500%       72       12.163%      12.163%

(1)  Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

                                         Class AV-1B Net WAC Cap
---------------------------------------------------------------------------------------------------------------
                         Class AV-1B                         Class AV-1B                           Class AV-1B
          Class AV-1B   Effective Net          Class AV-1B  Effective Net            Class AV-1B  Effective Net
            Net WAC          WAC                 Net WAC        WAC                    Net WAC         WAC
Period     Cap(1)(3)    Cap(1)(2)(3)   Period   Cap(1)(3)   Cap(1)(2)(3)    Period    Cap(1)(3)    Cap(1)(2)(3)
------    -----------   -------------  ------  -----------  -------------   ------   -----------  -------------
   1         5.503%        10.500%       37       10.435%      10.500%        73       12.570%       12.570%
   2         6.036%        10.500%       38       10.110%      10.500%        74       12.164%       12.164%
   3         6.036%        10.500%       39       10.809%      10.809%        75       12.164%       12.164%
   4         6.237%        10.500%       40       11.405%      11.405%        76       12.572%       12.572%
   5         6.036%        10.500%       41       11.037%      11.037%        77       12.175%       12.175%
   6         6.237%        10.500%       42       11.405%      11.405%        78       12.588%       12.588%
   7         6.036%        10.500%       43       11.038%      11.038%        79       12.182%       12.182%
   8         6.036%        10.500%       44       11.050%      11.050%        80       12.182%       12.182%
   9         6.683%        10.500%       45       12.675%      12.675%        81       13.023%       13.023%
  10         6.036%        10.500%       46       11.566%      11.566%        82       12.182%       12.182%
  11         6.237%        10.500%       47       11.952%      11.952%        83       12.588%       12.588%
  12         6.036%        10.500%       48       11.567%      11.567%        84       12.182%       12.182%
  13         6.237%        10.500%       49       11.952%      11.952%        85       12.589%       12.589%
  14         6.036%        10.500%       50       11.576%      11.576%        86       12.182%       12.182%
  15         6.036%        10.500%       51       11.846%      11.846%        87       12.182%       12.182%
  16         6.237%        10.500%       52       12.241%      12.241%        88       12.589%       12.589%
  17         6.036%        10.500%       53       11.846%      11.846%        89       12.183%       12.183%
  18         6.237%        10.500%       54       12.241%      12.241%        90       12.589%       12.589%
  19         6.036%        10.500%       55       11.850%      11.850%        91       12.183%       12.183%
  20         6.043%        10.500%       56       11.852%      11.852%        92       12.183%       12.183%
  21         8.052%        10.500%       57       13.139%      13.139%        93       13.488%       13.488%
  22         7.945%        10.500%       58       11.938%      11.938%        94       12.183%       12.183%
  23         8.210%        10.500%       59       12.394%      12.394%        95       12.589%       12.589%
  24         7.945%        10.500%       60       12.023%      12.023%        96       12.183%       12.183%
  25         8.211%        10.500%       61       12.425%      12.425%        97       12.589%       12.589%
  26         7.949%        10.500%       62       12.024%      12.024%        98       12.183%       12.183%
  27         8.378%        10.500%       63       12.024%      12.024%        99       12.183%       12.183%
  28         8.892%        10.500%       64       12.460%      12.460%       100       12.589%       12.589%
  29         8.606%        10.500%       65       12.082%      12.082%       101       12.183%       12.183%
  30         8.894%        10.500%       66       12.496%      12.496%       102       12.589%       12.589%
  31         8.607%        10.500%       67       12.094%      12.094%       103       12.183%       12.183%
  32         8.637%        10.500%       68       12.094%      12.094%       104       12.183%       12.183%
  33        10.550%        10.550%       69       13.390%      13.390%       105       13.488%       13.488%
  34        10.097%        10.500%       70       12.128%      12.128%       106       12.183%       12.183%
  35        10.434%        10.500%       71       12.557%      12.557%
  36        10.098%        10.500%       72       12.163%      12.163%

(1)  Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Class AV-1A and Class AV-1B

                             Bond Summary - To Call

CLASS AV-1A
PREPAY SPEED                      50 PPC          75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                          6.52            4.46           3.29           2.48             1.89
Modified Duration (yrs)            5.39            3.89           2.96           2.29             1.78
Principal Window (mths)          1 - 196         1 - 140        1 - 106         1 - 83           1 - 68

CLASS AV-1B
PREPAY SPEED                      50 PPC          75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                          6.52            4.46           3.29           2.48             1.89
Modified Duration (yrs)            5.38            3.88           2.96           2.29             1.77
Principal Window (mths)          1 - 196         1 - 140        1 - 106         1 - 83           1 - 68

                           Bond Summary - To Maturity

CLASS AV-1A
PREPAY SPEED                      50 PPC          75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                          7.29            5.14           3.84           2.95            2.27
Modified Duration (yrs)            5.78            4.30           3.34           2.63            2.07
Principal Window (mths)          1 - 336         1 - 290        1 - 235         1 - 191         1 - 158

CLASS AV-1B
PREPAY SPEED                      50 PPC          75 PPC        100 PPC         125 PPC         150 PPC
WAL (yrs)                          7.29            5.14           3.84            2.95            2.27
Modified Duration (yrs)            5.77            4.29           3.33            2.63            2.07
Principal Window (mths)          1 - 336         1 - 290        1 - 235         1 - 191         1 - 158

                            FRIEDMAN BILLINGS RAMSEY

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.